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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 2, 2000
                 (Date of earliest event reported: May 7, 2000)

                                   VERIO INC.

             (Exact name of Registrant as specified in its charter)

          Delaware                       0-24219                84-1339720
(State or other jurisdiction     (Commission File Number       (IRS Employer
      of incorporation)                                      Identification No.)

         8005 South Chester Street, Suite 200, Englewood, Colorado      80112
               (Address of Principal Executive Offices)               (Zip Code)

                                 (303) 645-1900
              (Registrant's telephone number, including area code)

                                 Not applicable.
          (Former name or former address, if changed since last report)



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         ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

         (a) No change in control of the Registrant has occurred as of the date of this filing.

         (b) On May 7, 2000, the Registrant entered into an Agreement and Plan of Merger (the "Merger Agreement") with NTT Communications Corporation ("NTT Communications") and Chaser Acquisition, Inc., a wholly-owned subsidiary of NTT Communications ("Sub"). The Merger Agreement was filed previously as an exhibit to the Registrant's Form 8-K filed with the Securities and Exchange Commission (the "Commission") on May 8, 2000. Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof and as set forth in the Offer to Purchase, dated May 17, 2000 (the "Offer to Purchase"), and the related Letters of Transmittal (which, together with the Offer to Purchase, as amended or supplemented from time to time, constitute the "Offer"), Sub has commenced a cash tender offer for (i) all issued and outstanding shares of common stock, par value $.001 per share, of the Registrant (other than shares of common stock already owned by NTT Communications and its subsidiaries), at a purchase price of $60.00 per share, net to seller in cash, without interest thereon, (ii) all of the issued and outstanding shares of Series A 6.75% convertible preferred stock, par value $.001 per share, of the Registrant, at a purchase price of $62.136 per share, plus, if the purchase of the shares of convertible preferred stock pursuant to the Offer occurs after July 31, 2000, all accumulated and unpaid dividends on such shares of convertible preferred stock from August 1 , 2000 to and including the expiration date of the Offer, net to the seller in cash, without interest thereon, and (iii) certain outstanding warrants to purchase 1,306,228 shares of common stock of the Registrant. Following the Offer, Sub will merge with and into the Registrant (the "Merger") and the Registrant will become a wholly-owned subsidiary of NTT Communications. In the Merger, the remaining common and preferred shareholders of the Registrant will become entitled to receive the per share consideration paid in the Offer.

         Additional information regarding the Offer is available in the Tender Offer Statement on Schedule TO, and the schedules and exhibits incorporated therein, filed by Sub, NTT Communications and Nippon Telegraph and Telephone Corporation with the Commission on May 17, 2000, as amended (collectively, the "Schedule TO"), and in the Solicitation/Recommendation Statement on Schedule 14D-9, and the schedules and exhibits incorporated therein, filed by the Registrant with the Commission on May 18, 2000, as amended (collectively, the "Schedule 14D-9"). The Offer to Purchase is being made available to the stockholders of the Registrant by mail and is otherwise available on request from the information agent for the Offer, Morrow & Co., Inc.

         If the Offer is consummated as described in the Merger Agreement, the Schedule TO and the Schedule 14D-9, a change in control of the Registrant will occur as described therein. The persons acquiring control, the amount and the source of consideration used by those persons, the basis of control, the percentage of voting securities of the Registrant to be acquired by the persons acquiring control, and the identity of the persons from whom control would be assumed, are described in the Schedule TO and Schedule 14D-9.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

         2.1 Tender Offer Statement on Schedule TO, dated May 17, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation, incorporated by reference to such filing.

         2.2 Schedule 14D-9, dated May 18, 2000, filed with the Securities and Exchange Commission by Verio Inc., incorporated by reference to such filing.

         2.3 Amendment No. 1 to the Tender Offer Statement on Schedule TO, dated May 23, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation, incorporated by reference to such filing.

         2.4 Amendment No. 1 to the Schedule 14D-9, dated May 24, 2000, filed with the Securities and Exchange Commission by Verio Inc., incorporated by reference to such filing.

         2.5 Amendment No. 2 to the Tender Offer Statement on Schedule TO, dated May 31, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation, incorporated by reference to such filing.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VERIO INC.

                                       By: /s/ Carla Hamre Donelson
                                          --------------------------------------
                                          Carla Hamre Donelson
                                          Vice President, General Counsel and
                                          Secretary

Dated: June 2, 2000



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                                  EXHIBIT INDEX

EXHIBIT
  NO.                      DESCRIPTION
-------                    -----------
2.1*                       Tender Offer Statement on Schedule TO, dated May 17,
                           2000, filed with the Securities and Exchange
                           Commission by Chaser Acquisition, Inc., NTT
                           Communications Corporation and Nippon Telegraph and
                           Telephone Corporation.

2.2*                       Schedule 14D-9, dated May 18, 2000, filed with the
                           Securities and Exchange Commission by Verio Inc.

2.3*                       Amendment No. 1 to the Tender Offer Statement on
                           Schedule TO, dated May 23, 2000, filed with the
                           Securities and Exchange Commission by Chaser
                           Acquisition, Inc., NTT Communications Corporation and
                           Nippon Telegraph and Telephone Corporation.

2.4*                       Amendment No. 1 to the Schedule 14D-9, dated May 24,
                           2000, filed with the Securities and Exchange
                           Commission by Verio Inc.

2.5*                       Amendment No. 2 to the Tender Offer Statement on
                           Schedule TO, dated May 31, 2000, filed with the
                           Securities and Exchange Commission by Chaser
                           Acquisition, Inc., NTT Communications Corporation and
                           Nippon Telegraph and Telephone Corporation.

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         * Incorporated by reference to such filing.



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